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                                                                   EXHIBIT 23.3


                          CONSENT OF ENGINEERING FIRM

We hereby consent to the use in the Prospectus constituting party of the Registration Statement of Form S-1 of Continental Natural Gas, Inc. ("CNG") of our estimate of proved, producing natural gas reserves of the leases and wells currently under contract with CNG. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                        LEE KEELING AND ASSOCIATES, INC.


                                        By:    /s/  KENNETH RENBERG
                                           -------------------------------
                                           Kenneth Renberg, Vice President


Tulsa, Oklahoma
April 21, 1997